SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): October 15, 1996
                                              (October 12, 1996)

                              PACIFIC ENTERPRISES
             (Exact Name of Registrant as Specified in its Charter)

          California                1-40                95-0743670
           (State of            (Commission           (I.R.S. Employer
       of Incorporation)        File Number)         Identification No.)


             555  West Fifth Street
             Suite 2900
             Los Angeles, California                      90013-1011
      (Address of Principal Executive Offices)            (Zip Code)

                                 (213) 895-5000
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)











          ITEM 5.   OTHER EVENTS.

                    On October 14, 1996, Pacific Enterprises (the parent company of Southern California Gas Company) and Enova Corporation ("Enova," the parent company of San Diego Gas & Electric) announced that their Boards of Directors had unanimously approved a business combination of the two companies pursuant to a strategic merger of equals in a tax-free transaction to be accounted for as a pooling of interests. As a result of the transaction, Pacific Enterprises and Enova will become subsidiaries of a new holding company and their common shareholders will become shareholders of the new holding company. Pacific Enterprises common shareholders will receive 1.5038 shares of new holding company common stock for each of their shares of Pacific Enterprises common stock and Enova common shareholders will receive one share of new holding company common stock for each of their shares of Enova common stock. Preferred stock of Pacific Enterprises, Southern California Gas Company and San Diego Gas & Electric will remain outstanding. The new holding company will be incorporated in California and will be exempt from the Public Utility Holding Company Act as an intrastate holding company.

                    To effect the combination, Pacific Enterprises, Enova, Mineral Energy Company, a newly-formed California corporation (the "New Holding Company") 50% of whose outstanding capital stock is owned by Pacific Enterprises and 50% of whose capital stock is owned by Enova, B Mineral Energy Sub, a California corporation ("Pacific Sub") and a wholly owned subsidiary of the New Holding Company, and G Mineral Energy Sub, a California corporation ("Enova Sub") and a wholly owned subsidiary of the New Holding Company, have entered into an Agreement and Plan of Merger and Reorganization dated as of October 12, 1996 (the "Merger Agreement"). The Merger Agreement and the press release issued in connection therewith are filed herewith as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth below does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

                    Pursuant to the Merger Agreement, Pacific Sub will be merged with and into Pacific Enterprises, with Pacific Enterprises remaining as the surviving corporation and becoming a subsidiary of the New Holding Company, and Enova Sub will be merged with and into Enova, with Enova remaining as the surviving corporation and also becoming a subsidiary of the New Holding Company (collectively, the "Mergers"). The Mergers, which were unanimously approved by the respective Boards of Directors of each of the constituent companies, are expected to occur shortly after all the conditions to the consummation of the Mergers, including obtaining applicable regulatory approvals, are met or waived. The Mergers are expected to close by the end of 1997. The Mergers are expected to be tax-free to Pacific Enterprises and Enova and their respective shareholders (except as to dissenting shares and fractional shares).

                    The Mergers are subject to certain customary closing conditions, including, without limitation, the receipt of the required shareholder approvals of Pacific Enterprises and Enova; and the receipt of all necessary governmental approvals and the making of all necessary governmental filings, including approvals of state utility regulators in California, the approval of, or disclaimer of jurisdiction by, the Federal Energy Regulatory Commission, the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act, the approval of the Nuclear Regulatory Commission and the filing of the requisite notification with the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Act of 1976, as amended, and the expiration of the applicable waiting period thereunder. In addition, the Mergers are conditioned upon the effectiveness of a registration statement to be filed by the New Holding Company with respect to the New Holding Company common stock to be issued in the Mergers. (See Article VII of the Merger Agreement.) Shareholder meetings to vote on the Mergers will be convened as soon as practicable and are expected to be held in early 1997. Shareholder approval requires the affirmative vote of (i) a majority of (x) the outstanding shares of common stock of Pacific Enterprises and (y) the outstanding shares of common stock and preferred stock of Pacific Enterprises voting together as a class, and (ii) a majority of the outstanding shares of common stock of Enova.

                    The Merger Agreement contains certain covenants of the parties pending the consummation of the Mergers. Generally, Pacific Enterprises and Enova must carry on their businesses in the ordinary course consistent with past practice and may not in any year increase dividends on common stock beyond 110% of the prior year, may not issue capital stock beyond certain limits and may not repurchase common stock in excess of the lesser of (i) 4,250,000 shares for each company and (ii) the number of shares permitted by pooling accounting limitations. The Merger Agreement also contains certain restrictions and limitations on, among other things, charter and by-law amendments, acquisitions, capital expenditures, dispositions, incurrence of indebtedness, certain increases in employee compensation and benefits and affiliate transactions. (See Article V of the Merger Agreement.)

                    The Merger Agreement provides that, after the effectiveness of the Mergers (the "Effective Time"), the corporate headquarters and principal executive offices of the New Holding Company will be in San Diego, California. Those of Southern California Gas Company will continue to be in Los Angeles, California and those of San Diego Gas & Electric will continue to be in San Diego, California.

                    At the Effective Time, the Board of Directors of the New Holding Company will constitute an equal number of directors designated by Pacific Enterprises and Enova. Pursuant to Employment Agreements entered into with the New Holding Company which become effective at the Effective Time, Richard D. Farman, the current President and Chief Operating Officer of Pacific Enterprises, will serve as the Chairman of the Board and Chief Executive Officer of the New Holding Company until the earlier of September 1, 2000 or the second anniversary of the Effective Time, and Stephen L. Baum, the current President and Chief Executive Officer of Enova, will serve as the Vice-Chairman, President and Chief Operating Officer of the New Holding Company during such time and will become the New Holding Company's Chief Executive Officer two years after the Effective Time and will add the title of Chairman by September 2000 when Mr. Farman retires. In addition, pursuant to Employment Agreements entered into with the New Holding Company which become effective at the Effective Time, Warren I. Mitchell, the current President of Southern California Gas Company, will become the President and the principal executive officer of the New Holding Company's regulated operations, and Donald E. Felsinger, the current President and Chief Executive Officer of San Diego Gas & Electric, will become President and principal executive officer of the New Holding Company's unregulated businesses.

                    The Employment Agreements entered into between the New Holding Company and each of Messrs. Farman, Baum, Mitchell and Felsinger are filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The description of such Employment Agreements set forth above does not purport to be complete and is qualified in its entirety by the provisions of the Employment Agreements.

                    The Merger Agreement may be terminated under certain circumstances, including by mutual consent of Pacific Enterprises and Enova; by either company if the Mergers are not consummated by April 30, 1998; by either company if the requisite shareholder approvals are not obtained by June 30, 1997; by either company as a result of a legal or regulatory prohibition; by a non-breaching company if there occurs a material breach of any material representation, warranty, covenant or agreement contained in the Merger Agreement which is not cured within sixty
          (60) days; by either company if there is withdrawal or adverse modification of the recommendation of the Merger Agreement by the other company's Board of Directors or the approval of a third party acquisition proposal by the other company's Board of Directors; or by either company, under certain circumstances, as a result of a third party acquisition proposal which such company, pursuant to its directors' fiduciary duties, determines to accept.

                    If the Merger Agreement is terminated as a result of: (i) the failure of the shareholders of either Pacific Enterprises or Enova to provide the requisite approval of the Merger Agreement on or before June 30, 1997 at a time following the initiation of a publicly announced third party acquisition proposal involving the company whose shareholders fail to grant the necessary approval; (ii) the withdrawal or adverse modification of the recommendation of the Merger Agreement by the other company's Board of Directors or the approval of a third party acquisition proposal by the other company's Board of Directors; or (iii) the occurrence of a third party acquisition proposal which the Board of Directors of the company receiving the proposal determines in good faith, after consultation with outside counsel and after giving effect to all concessions which may be offered by the other company in the terms and conditions of the Merger Agreement, is reasonably necessary to accept in order for such Board to act in a manner consistent with its fiduciary duties under applicable law, then (x) the company whose shareholders fail to grant the necessary approval, in the case of clause (i) above, (y) the non-terminating company, in the case of clause (ii) above, or
          (z) the company which has received the third party acquisition proposal, in the case of clause (iii) (as the case may be, the "Target Company"), will be required to pay to the other company (the "Recipient") a termination fee of $72 million plus an amount in relation to the Recipient's expenses calculated as described below (collectively, the "Termination Amount") if, within one year following such termination, the Target Company or any of its material subsidiaries consummates, or accepts a written offer to consummate, an acquisition proposal with any third party.

                    If the Termination Amount becomes payable within the first four months following the execution of the Merger Agreement, the expense reimbursement portion of the Termination Amount will equal $3 million plus an amount equal to the Recipient's documented out-of-pocket expenses in excess of $3 million, subject to a maximum aggregate expense reimbursement of $5 million. If the Termination Amount becomes payable after the first four months following the execution of the Merger Agreement, the expense reimbursement portion of the Termination Amount will equal $3 million plus an amount equal to the Recipient's documented out-of-pocket expenses in excess of $3 million, subject to a maximum aggregate expense reimbursement of $10 million. The Merger Agreement also provides for the payment by the non-terminating company of an expense reimbursement amount calculated as described above upon a termination of the Merger Agreement by reason of a material breach by the other company. (See Article VIII of the Merger Agreement.)

                    In connection with the execution and delivery of the Merger Agreement, Pacific Enterprises and Enova have agreed to use their best efforts to negotiate the terms of, and enter into a joint venture agreement (the "Joint Venture Agreement") regarding the formation of a joint venture to pursue natural gas and electricity marketing opportunities and provide energy management and related energy services. Pursuant to the terms of the Joint Venture Agreement, the joint venture and the Joint Venture Agreement are terminable by either company without economic penalty upon a termination of the Merger Agreement.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

               10.1 Agreement and Plan of Merger and
                    Reorganization, dated as of October
                    12, 1996, by and among Pacific
                    Enterprises, Enova, the New Holding
                    Company, Pacific Sub and Enova Sub.

               10.2 Employment Agreement dated as of October 12,
                    1996 between the New Holding Company and Richard D.
                    Farman.

               10.3 Employment Agreement dated as of October 12,
                    1996 between the New Holding Company and Stephen L.
                    Baum.

               10.4 Employment Agreement dated as of October 12, 1996
                    between the New Holding Company and Warren I. Mitchell.

               10.5 Employment Agreement dated as of October 12, 1996
                    between the New Holding Company and Donald E.
                    Felsinger.

               99.1 Press release, dated October 14, 1996, of Pacific
                    Enterprises and Enova.

























                                   SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PACIFIC ENTERPRISES

          Date:  October 15, 1996             By: /s/ RALPH TODARO
                                              Name:  Ralph Todaro
                                              Title:  Vice President and
                                                      Controller
















































                                 EXHIBIT INDEX

          Number    Description
          Page

          10.1      Agreement and Plan of Merger and
                    Reorganization, dated as of October
                    12, 1996, by and among Pacific
                    Enterprises, Enova, the New Holding
                    Company, Pacific Sub and Enova Sub.

          10.2 Employment Agreement dated as of October 12, 1996 between the New Holding Company and Richard D. Farman.

          10.3 Employment Agreement dated as of October 12, 1996 between the New Holding Company and Stephen L. Baum.

          10.4 Employment Agreement dated as of October 12, 1996 between the New Holding Company and Warren I.
                    Mitchell.

          10.5 Employment Agreement dated as of October 12, 1996 between the New Holding Company and Donald E.
                    Felsinger.

          99.1      Press release, dated October 14,
                    1996, of Pacific Enterprises and
                    Enova.